--------------------------------------------------------------------------------


                               RIGHTS AGREEMENT

                                by and between

                             Columbus Realty Trust

                                      and

                               BankBoston, N.A.

                                      as

                                 Rights Agent

                           Dated as of May 23, 1997


--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------

                                                                      Page

Section 1.    Definitions............................................   1
Section 2.    Appointment of Rights Agent............................   6
Section 3.    Issue of Right Certificates............................   6
Section 4.    Form of Right Certificates.............................   8
Section 5.    Countersignature and Registration......................   9
Section 6.    Transfer, Split Up, Combination and Exchange of Right
              Certificates; Mutilated, Destroyed, Lost or Stolen
              Certificates...........................................   9
Section 7.    Exercise of Rights; Purchase Price; Expiration Date of
              Rights.................................................  10
Section 8.    Cancellation and Destruction of Right Certificates.....  11
Section 9.    Availability of Preferred Shares.......................  12
Section 10.   Preferred Shares Record Date...........................  13
Section 11.   Adjustment of Purchase Price, Number of Shares or
              Number of Rights.......................................  13
Section 12.   Certificate of Adjusted Purchase Price or Number of
              Shares.................................................  20
Section 13.   Consolidation, Merger or Sale or Transfer of Assets or
              Power..................................................  21
Section 14.   Fractional Rights and Fractional Shares................  22
Section 15.   Rights of Action.......................................  23
Section 16.   Agreement of Right Holders.............................  23
Section 17.   Right Certificate Holder Not Deemed a Shareholder......  24
Section 18.   Concerning the Rights Agent............................  24
Section 19.   Merger or Consolidation or Change of Name of Rights
              Agent..................................................  25
Section 20.   Duties of Rights Agent.................................  26
Section 21.   Change of Rights Agent.................................  27
Section 22.   Issuance of New Right Certificates.....................  28
Section 23.   Redemption.............................................  29
Section 24.   Exchange...............................................  29
Section 25.   Notice of Certain Events...............................  31
Section 26.   Notices................................................  32
Section 27.   Supplements and Amendments.............................  32
Section 28.   Successors.............................................  33
Section 29.   Benefits of this Agreement.............................  33
Section 30.   Severability...........................................  33
Section 31.   Governing Law..........................................  33
Section 32.   Counterparts...........................................  33
Section 33.   Descriptive Headings...................................  33
Section 34.   Determinations and Actions by the Board of Trust
              Managers, etc..........................................  34
Section 35.   Continuing Board Action................................  34

Exhibit A  -   Form of Certificate of Designation
Exhibit B  -   Form of Right Certificate
Exhibit C  -   Summary of Rights to Purchase Preferred Shares

                                                                       EXHIBIT 1


                               RIGHTS AGREEMENT


     This Rights Agreement, dated as of May 23, 1997, is by and between Columbus Realty Trust, a Texas real estate investment trust (the "Trust"), and
                                                         -----
BankBoston, N.A. (the "Rights Agent").
                       ------------

                                    RECITAL

     The Board of Trust Managers of the Trust has authorized and declared a dividend of one preferred share purchase right (a "Right") for each Common Share
                                                   -----
(as hereinafter defined) of the Trust outstanding as of the close of business on June 9, 1997 or such earlier date as may be determined by the Board of Trust Managers of the Trust (the "Record Date"), each Right representing the right to
                            -----------
purchase one one-hundredth of a Preferred Share (as hereinafter defined), upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issuance of one Right with respect to each Common Share that shall become outstanding between the Record Date and the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date (as such terms are hereinafter defined).

     Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

     SECTION 1.  DEFINITIONS.  For purposes of this Agreement, the following
                 -----------
terms have the meanings indicated:

          (a) "ACQUIRING PERSON" shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates and Associates (as such terms are hereinafter defined) of such Person, shall hereafter become a Beneficial Owner (as such term is hereinafter defined) of 15% or more of the Common Shares of the Trust then outstanding, but shall not include the Trust, any Subsidiary (as such term is hereinafter defined) of the Trust, any employee benefit plan of the Trust or any Subsidiary of the Trust, or any entity holding Common Shares for or pursuant to the terms of any such plan. Notwithstanding the foregoing, no Person shall be deemed to have become an "Acquiring Person" as the result of an acquisition of Common Shares by the Trust which, by reducing the number of Common Shares outstanding, increases the proportionate number of Common Shares beneficially owned by such Person to 15% or more of the Common Shares of the Trust then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 15% or more of the Common Shares of the Trust then outstanding by reason of Common Share purchases by the Trust and shall, after such Common Share purchases by the Trust, become the Beneficial Owner of any additional Common Shares of the Trust, then such Person shall be deemed to be an "Acquiring Person" as of the time of the acquisition of such additional Common Shares by such Person. Notwithstanding the foregoing, if the Board of Trust Managers of the Trust determines in good faith pursuant to Continuing Board Action (as such term is hereinafter defined) that a Person who would otherwise be an "Acquiring Person," as defined pursuant to the foregoing provisions of this Subsection
                                                                      ----------
     1(a), has become such inadvertently, and such Person divests (within such
     ----
     period as of the Board of Trust Managers may deem appropriate pursuant to Continuing Board Action) a sufficient number of Common Shares so that such Person is no longer an "Acquiring Person," as defined pursuant to the foregoing provisions of this Subsection 1(a), then such Person shall not be
                                  ---------------
     deemed to be an "Acquiring Person" for any purposes of this Agreement.

          (b) "ACT" shall mean the Securities Act of 1933, as amended.

          (c) "AFFILIATE" and "AFFILIATES" shall have the meaning ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act (as such term is hereinafter defined), as in effect on the date of this Agreement.

          (d) "AGREEMENT" shall mean this Rights Agreement, as it may be amended or supplemented from time to time pursuant to Section 27 hereof.
                                                   ----------

          (e) "ASSOCIATE" and "ASSOCIATES" shall have the meaning ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act, as in effect on the date of this Agreement.

          (f) A Person shall be deemed the "BENEFICIAL OWNER" of and shall be deemed to "beneficially own" any securities:

               (i) which such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly, as determined pursuant to Rule 13d-3 promulgated under the Exchange Act;

               (ii) which such Person or any of such Person's Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than these Rights), warrants or options, or otherwise; provided, however, that a Person shall not (pursuant to this

     Subsection 1(f)(ii)(A)) be deemed the Beneficial Owner of, or to
     ----------------------
     beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D (or any comparable or successor report) promulgated under the Exchange Act; or

               (iii) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to Subsection 1(f)(ii)(B)) or disposing of any securities of
                    ----------------------
     the Trust.

               Notwithstanding anything in this definition of Beneficial Ownership to the contrary, the phrase "then outstanding," when used with reference to a Person's Beneficial Ownership of securities of the Trust, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to own beneficially hereunder.

          (g) "BUSINESS DAY" shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in the STATES OF NEW YORK OR TEXAS OR THE COMMONWEALTH OF MASSACHUSETTS are authorized or obligated by law or executive order to close.

          (h) "CLOSE OF BUSINESS" on any given date shall mean 5:00 P.M., NEW YORK, NEW YORK time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., NEW YORK, NEW YORK time, on the next succeeding Business Day.

          (i) "COMMON SHARE" and "COMMON SHARES" when used with reference to the Trust shall mean, as applicable, one or more of the common shares, par value $0.01 per share, of the Trust. "Common Shares" when used with reference to any Person other than the Trust shall mean the capital stock (or equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

          (j) "CONTINUING BOARD ACTION" shall be deemed to mean an action approved by the Board of Trust Managers of the Trust (including the affirmative vote or approval of a majority of the Continuing Trust Managers) at a meeting of the Board of Trust Managers of the Trust duly called and held at which a quorum was present and acting throughout; provided, that at the time of such approval there are not less than three (3) Continuing Trust Managers.

          (k) "CONTINUING TRUST MANAGERS" shall mean (i) any member of the Board of Trust Managers of the Trust (while such Person is a member of the Board of Trust Managers) who is not an Acquiring Person or an Affiliate or Associate of an Acquiring Person or a representative of an Acquiring Person or of any such Affiliate or Associate and was a member of the Board of Trust Managers prior to the date of this Agreement or (ii) any Person who subsequently becomes a member of the Board of Trust Managers (while such Person is a member of the Board of Trust Managers) who is not an Acquiring Person or an Affiliate or Associate of an Acquiring Person or a representative of an Acquiring Person or of any such Affiliate or Associate, if such Person's nomination for selection or election to the Board of Trust Managers is approved by a majority of the Continuing Trust Managers.

          (l) "CURRENT PER SHARE MARKET PRICE" shall have the meaning ascribed to such term in Subsection 11(d) of this Agreement.
                     ----------------

          (m) "DISTRIBUTION DATE" shall have the meaning ascribed to such term in Section 3 hereof.
        ---------

          (n) "EQUIVALENT PREFERRED SHARES" shall have the meaning ascribed to such term in Subsection 11(b) hereof.
                  ----------------

          (o) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

          (p) "EXCHANGE RATIO" shall have the meaning ascribed to such term in

     Subsection 24(a) hereof.
     ----------------

          (q) "FINAL EXPIRATION DATE" shall have the meaning ascribed to such term in Section 7 hereof.
             ---------

          (r) "PAYMENT DATE" shall be deemed to mean June 12, 1997 or such earlier date as may be determined by the Board of Trust Managers of the Trust.

          (s) "PERSON" and "PERSONS" shall mean any individual, firm, corporation or other entity, and shall include any successor (by merger or otherwise) of such entity or entities.

          (t) "PREFERRED SHARES" shall mean shares of Series A Junior Participating Preferred Share, par value $.01 per share, of the Trust having the rights and preferences set forth in the Form of Statement of Designation attached to this Agreement as EXHIBIT A.
                                               ---------

          (u) "PURCHASE PRICE" shall have the meaning ascribed to such term in

     Subsection 4(a)  hereof.
     ---------------

          (v) "RECORD DATE" shall be deemed to have the meaning ascribed to such term in the Recital to this Agreement.

          (w) "REDEMPTION DATE" shall be the time at which the Rights are redeemed as provided in Section 23 hereof.
                             ----------

          (x) "REDEMPTION PRICE" shall have the meaning ascribed to such term in

     Subsection 23(a) hereof.
     ----------------

          (y) "RIGHT" and "RIGHTS" shall be deemed to have the meaning ascribed to such terms in the Recital to this Agreement.

          (z) "RIGHT CERTIFICATE" shall be deemed to mean the form of certificate evidencing the ownership of Rights.

          (aa) "RIGHTS AGENT" shall be deemed to have the meaning ascribed to such term in the first paragraph of this Agreement and shall include any additional or substitute rights agents hereafter appointed pursuant to the terms of this Agreement.

          (ab) "SHARES ACQUISITION DATE" shall mean the first date of public announcement by the Trust or an Acquiring Person that an Acquiring Person has become such.

          (ac) "SUBSIDIARY" of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is beneficially owned, directly or indirectly, by such Person.

          (ad) "SUMMARY OF RIGHTS" shall have the meaning ascribed to such term in Subsection 3(b) hereof.
        ---------------

          (ae) "TRADING DAY" and "TRADING DAYS" shall have the meaning ascribed to such terms in Subsection 11(d)(i) of this Agreement.
                      -------------------

          (af) "TRUST" shall be deemed to have the meaning ascribed to such term in the first paragraph of this Agreement.

     SECTION 2.  APPOINTMENT OF RIGHTS AGENT.  The Trust hereby appoints the
                 ---------------------------
Rights Agent to act as agent for the Trust and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also
                   ---------
be the holders of the Common Shares) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Board of Trust Managers of the Trust may, in accordance with the provisions of Section
                                                                      -------
21, from time to time appoint such substitute rights agents as it may deem
--
necessary or desirable upon ten days' prior written notice to the Rights Agent. THE RIGHTS AGENT SHALL HAVE NO DUTY TO SUPERVISE, AND IN NO EVENT BE LIABLE FOR THE ACTS OR OMISSIONS OF ANY SUCH SUBSTITUTE RIGHTS AGENT.

     SECTION 3.  ISSUE OF RIGHT CERTIFICATES.
                 ---------------------------

          (a) Until the earlier of (i) the tenth day after the Shares Acquisition Date or (ii) the tenth Business Day (or such later date as may be determined by the Board of Trust Managers, pursuant to Continuing Board Action, prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than the Trust, any Subsidiary of the Trust, any employee benefit plan of the Trust or of any Subsidiary of the Trust or any entity holding Common Shares for or pursuant to the terms of any such plan) of, or of the first public announcement of the intention of any Person (other than the Trust, any Subsidiary of the Trust, any employee benefit plan of the Trust or of any Subsidiary of the Trust or any entity holding Common Shares for or pursuant to the terms of any such plan) to commence, a tender or exchange offer the consummation of which would result in any Person becoming an Acquiring Person (including any such date which is after the date of this Agreement and prior to the issuance of the Rights; the earlier of such dates being herein referred to as the "Distribution Date"), (x) the Rights will be evidenced (subject to
             -----------------
     the provisions of Subsection 3(b) hereof) by the certificates for Common
                       ---------------
     Shares registered in the names of the holders thereof (which certificates shall also be deemed to be Right Certificates) and not by separate Right Certificates, and (y) the right to receive Right Certificates will be transferable only in connection with the transfer of Common Shares. If the Distribution Date would, pursuant to the foregoing provisions of this

     Subsection 3(a), occur prior to the Payment Date (but for the provisions of
     ---------------
     this sentence), the Distribution Date shall, notwithstanding the foregoing provisions of this Subsection 3(a), not be deemed to occur until the
                        ---------------
     Payment Date.

          As soon as practicable after the Distribution Date, the Trust will prepare and execute, the Rights Agent will countersign, and the Trust (or the Rights Agent, if requested by the Trust) will send or cause to be sent by first-class, insured, postage-prepaid mail, to each record holder of Common Shares (other than an Acquiring Person) as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Trust, a Right Certificate, in substantially the form of

     EXHIBIT B hereto, evidencing one Right for each Common
     ---------

     Share so held. As of and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

          (b) On the Payment Date, or as soon as practicable thereafter, the Trust will send a copy of a Summary of Rights to Purchase Preferred Shares, in substantially the form of EXHIBIT C hereto (the "Summary of Rights"), by
                                  ---------              -----------------
     first-class, postage-prepaid mail, to each record holder of Common Shares as of the close of business on the Record Date, at the address of such holder shown on the records of the Trust. With respect to certificates for Common Shares outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof together with a copy of the Summary of Rights attached thereto. Until the Distribution Date (or the earlier of the Redemption Date or the Final Expiration Date), the surrender for transfer of any certificate for Common Shares outstanding on the Record Date, with or without a copy of the Summary of Rights attached thereto, shall also constitute the transfer of the Rights associated with the Common Shares represented thereby.

          (c) Rights shall be issued in all respects of all the Common Shares that are issued (whether originally issued or from the Company's treasury) after the Record Date but prior to the earliest of the Distribution Date, the Redemption Date or the Final Expiration Date. Certificates for Common Shares which become outstanding (including, without limitation, certificates issued upon the transfer of Common Shares and certificates representing reacquired Common Shares referred to in the last sentence of this Subsection 3(c)) after the Record Date but prior to the earliest of
          ---------------
     the Distribution Date, the Redemption Date or the Final Expiration Date shall have impressed on, printed on, written on or otherwise affixed to such certificates a legend in substantially the following form:

          "This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between Columbus Realty Trust and BankBoston N.A., dated as of May 23, 1997 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Columbus Realty Trust. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Columbus Realty Trust will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights issued to any Person who becomes an Acquiring Person (as defined in the Rights Agreement) may become null and void."

          With respect to such certificates containing the foregoing legend, until the Distribution Date, the Rights associated with the Common Shares represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any such certificate shall also constitute the transfer of the Rights associated with the Common Shares represented thereby. In the event that the Trust purchases or acquires any Common Shares after the Record Date but prior to the Distribution Date, any Rights associated with such Common Shares shall be deemed cancelled and retired so that the Trust shall not be entitled to exercise any Rights associated with the Common Shares which are no longer outstanding.

     SECTION 4.  FORM OF RIGHT CERTIFICATES.
                 --------------------------

          (a) The Right Certificates (and the forms of election to purchase Preferred Shares and of assignment to be printed on the reverse thereof) shall be substantially the same as EXHIBIT B hereto and may have such marks
                                        ---------
     of identification or designation and such legends, summaries or endorsements printed thereon as the Board of Trust Managers of the Trust may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or automated quotation system on which the Rights may from time to time be listed or traded, or to conform to usage. Subject to the provisions of Section 22 hereof, the Right Certificates
                                  ----------
     shall entitle the holders thereof to purchase such number of one one-hundredths of a Preferred Share as shall be set forth therein at the price per one one-hundredth of a Preferred Share set forth therein (the "Purchase
                                                                        --------
     Price"), but the number of such one one-hundredths of a Preferred Share and
     -----
     the Purchase Price shall be subject to adjustment as provided herein.

          (b) Any Right Certificate issued pursuant hereto that represents (i) Rights beneficially owned by an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) Rights transferred to a transferee by an Acquiring Person (or of any such Associate or Affiliate) who becomes such a transferee after the Acquiring Person becomes such or (iii) Rights transferred to a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes such a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or
     (B) a transfer which the Board of Trust Managers of the Trust has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of the second paragraph of Subsection
                                                                    ----------
     11(a)(ii) hereof, and any Right Certificate issued pursuant hereto upon
     ---------
     transfer, exchange,
     replacement or adjustment of any other Right Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

          "The Rights represented by this Right Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Right Certificate and the Rights represented hereby may become null and void in the circumstances specified in Subsection 11(a)(ii) of such Agreement."

          In the case of a determination made pursuant to clause (iii) of this

     Subsection 4(b) the Trust shall notify the Rights Agent of such
     ---------------
     determination.

     SECTION 5.  COUNTERSIGNATURE AND REGISTRATION.  From and after the
                 ---------------------------------
distribution of Right Certificates pursuant to the second paragraph of

Subsection 3(a), (i) the Right Certificates shall be executed on behalf of the
---------------
Trust by its Chairman of the Board, its Chief Executive Officer, its Chief Operating Officer, its Chief Financial Officer, its President, any of its Vice Presidents, or its Treasurer, either manually or by facsimile signature, shall have affixed thereto the Trust's seal or a facsimile thereof, and shall be attested by the Secretary or an Assistant Secretary of the Trust, either manually or by facsimile signature; (ii) the Right Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless countersigned; (iii) in case any officer of the Trust who shall have signed any of the Right Certificates shall cease to be such officer of the Trust before countersignature by the Rights Agent and issuance and delivery thereof, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Trust; and (iv) any Right Certificate may be signed on behalf of the Trust by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Trust to sign such Right Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

     Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates, the certificate number of each Rights Certificates and the date of each of the Right Certificates.

     SECTION 6.  TRANSFER, SPLIT UP, COMBINATION AND EXCHANGE OF RIGHT
                 -----------------------------------------------------
CERTIFICATES; MUTILATED, DESTROYED, LOST OR STOLEN RIGHT CERTIFICATES.  Subject
---------------------------------------------------------------------
to the provisions of Section 14 hereof, at any time after the close of business
                     ----------
on the Distribution Date, and at or prior to the close of business on the earlier of the Redemption Date or the

Final Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become void pursuant to

Subsection 11(a)(ii) hereof or that have been exchanged pursuant to Section 24
--------------------                                                ----------
hereof) may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-hundredths of a Preferred Share as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the Rights Agent's offices in Canton, Massachusetts or such other places as the Rights Agent may designate. Neither the Rights Agent nor the Trust shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificates until the registered holder shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Trust shall reasonably request. Thereupon the Rights Agent shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Trust may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.

     Upon receipt by the Trust and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Trust's request, reimbursement to the Trust and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Trust will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

     SECTION 7.  EXERCISE OF RIGHTS; PURCHASE PRICE; EXPIRATION DATE OF RIGHTS.
                 -------------------------------------------------------------

          (a) The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the principal office of the Rights Agent, together with payment of the Purchase Price for each one one-hundredth of a Preferred Share as to which the Rights are exercised, at or prior to the earliest of (i) the close of business on June 9, 2007 (the

     "Final Expiration Date"), (ii) the Redemption Date, or (iii) the time at
     ----------------------
     which such Rights are exchanged as provided in Section 24 hereof.
                                                    ----------

          (b) The Purchase Price for each one one-hundredth of a Preferred Share purchasable pursuant to the exercise of a Right shall initially be $70.00, and shall be subject to adjustment from time to time as provided in Section 11 or 13
                                                               ----------    --
     hereof and shall be payable in lawful money of the United States of America in accordance with Subsection 7(c) below.
                        ---------------

          (c) Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the Purchase Price for the shares to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9 hereof by certified
                                               ---------
     check, cashier's check or money order payable to the order of the Trust, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Common Shares and/or Preferred Shares certificates for the number of Common Shares and/or Preferred Shares to be purchased and the Trust hereby irrevocably authorizes and directs its transfer agent to comply with all such requests, or (B) requisition from the depositary agent depositary receipts representing such number of one one-hundredths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Trust hereby authorizes and directs the depositary agent to comply with such request, (ii) when appropriate, requisition from the Trust the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof,
                                                              ----------
     (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt, deliver such cash to or upon the order of the registered holder of such Right Certificate.

          (d) In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.
                   ----------

     SECTION 8.  CANCELLATION AND DESTRUCTION OF RIGHT CERTIFICATES.  All Right
                 --------------------------------------------------
Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Trust or to any of its agents, be delivered to the Rights Agent for cancellation, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by the provisions of this Rights Agreement. The Trust shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Trust otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Right Certificates to the Trust, or shall, at the written request of the Trust, destroy such cancelled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Trust.

     SECTION 9.  AVAILABILITY OF PREFERRED SHARES.
                 --------------------------------

          (a) The Trust covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Preferred Shares or any Preferred Shares held in its treasury, the number of Preferred Shares that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with Section 7. The Trust covenants and agrees that
                               ---------
     it will take all such action as may be necessary to ensure that all Common Shares and/or Preferred Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Preferred Shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

          (b) So long as the Common Shares and/or Preferred Shares issuable and deliverable upon the exercise of the Rights may be listed or traded on any national securities exchange or automated quotation system, the Trust shall use its best efforts to cause, from and after such time as the Rights become exercisable, all Common Shares and/or Preferred Shares reserved for such issuance to be listed on such exchange or automated quotation system upon official notice of issuance upon such exercise.

          (c) The Trust shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of an event under Subsection 11(a)(ii), a registration statement under the Act,
                 --------------------
     with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective (with a prospectus at all times meeting the requirements of the
     Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the date of the expiration of the Rights. The Trust will also take such action as may be appropriate under, or to ensure compliance with the securities or "blue sky" laws of the various states in connection with the exercisability of the Rights. The Trust may temporarily suspend, for a period of time not to exceed ninety
     (90) days after the date set forth in clause (i) of the first sentence of this Subsection 9(c), the exercisability of the Rights in order to prepare
          ---------------
     and file such registration statement and permit it to become effective.
     The Trust will notify the Rights Agent of any such suspension. Upon any such suspension, the Trust shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. In addition, if the Trust shall determine that a registration statement is required following the Distribution Date, the Trust may temporarily suspend the exercisability of the Rights until such time as a registration statement has been declared effective. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the exercise thereof shall not be permitted under applicable law.

          (d) From and after the Distribution Date, the Trust further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Common Shares and/or Preferred Shares upon the exercise of Rights. The Trust shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a person other than, or the issuance or delivery of certificates or depositary receipts for the Common Shares and/or Preferred Shares in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or to deliver any certificates or depositary receipts for Common Shares and/or Preferred Shares upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Trust's reasonable satisfaction that no such tax is due.

     SECTION 10.    PREFERRED SHARES RECORD DATE.  Each person in whose name any
                    ----------------------------
certificate for Common Shares and/or Preferred Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Common Shares and/or Preferred Shares represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Common Shares and/or Preferred Shares transfer books of the Trust are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding day on which the Common Shares and/or Preferred Shares transfer books of the Trust are open.

     SECTION 11.    ADJUSTMENT OF PURCHASE PRICE, NUMBER OF SHARES OR NUMBER OF
                    -----------------------------------------------------------
RIGHTS.  The Purchase Price, the number of Preferred Shares covered by each
------
Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.
                            ----------

          (a) (i) In the event the Trust shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide the outstanding Preferred Shares, (C) combine the outstanding Preferred Shares into a smaller number of Preferred Shares or (D) issue any shares of its beneficial interest in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Trust is the continuing or surviving corporation), except as otherwise provided in this Subsection 11(a), the Purchase Price in effect at the time
                      ----------------
     of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of beneficial interest issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of beneficial interest which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Shares transfer books of the Trust were open, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of beneficial interest of the Trust issuable upon exercise of one Right. If an event occurs which would require an adjustment under both this Subsection
                                                              ----------
     11(a)(i) and Subsection 11(a)(ii), the adjustment provided for in this
     --------     --------------------
     Subsection 11(a)(i) shall be in addition to and shall be made prior to any
     -------------------
     adjustment required pursuant to Subsection 11(a)(ii).
                                     --------------------

               (ii) Subject to Sections 23 and 24 of this Agreement, in the
                               -----------     --
     event any Person becomes an Acquiring Person, each holder of a Right shall thereafter have a right to receive, upon exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares of the Trust as shall equal the result obtained by (A) multiplying the then current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable and (B) dividing that product by 50% of the then "current per share market price" of the Trust's Common Shares on the date of the occurrence of such event. In the event that any Person shall become an Acquiring Person and the Rights shall then be outstanding, the Trust shall not, except as permitted by Section 23, take any action which would
                                 ----------
     eliminate or diminish the benefits intended to be afforded by this Agreement or the benefits intended to be afforded by the Rights.

               From and after the occurrence of such event, any Rights (x) that are or were acquired or beneficially owned by any Acquiring Person (or any Associate or Affiliate of such Acquiring Person), (y) transferred to a transferee by an Acquiring Person (or of any such Associate or Affiliate) who becomes such a transferee after the Acquiring Person becomes such, or
     (z) transferred to a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes such a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (1) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or
     (2) a transfer which the Board of Trust Managers of the Trust has determined is part of a plan, arrangement or understanding which has a primary purpose or effect the avoidance of this second paragraph of

     Subsection 11(a)(ii), shall be void and any holder and/or subsequent holder
     --------------------
     of such Rights shall thereafter have no right to exercise such Rights under any provision of this

     Agreement or to exercise any rights under this Agreement with respect to such Rights. The Trust shall use all reasonable efforts to insure that the provisions of this Subsection 11(a)(ii) and Subsection 4(b) hereof are
                        --------------------     ---------------
     complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determination with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. No Right Certificate shall be issued pursuant to Section 3 that represents Rights beneficially owned by an
                 ---------
     Acquiring Person whose Rights would be void pursuant to the second preceding sentence or any Associate or Affiliate thereof; no Right Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person whose Rights would be void pursuant to the second preceding sentence or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate; and any Right Certificate delivered to the Rights Agent for transfer to an Acquiring Person whose Rights would be void pursuant to the second preceding sentence shall be cancelled.

               (iii) In the event that there shall not be sufficient Common Shares issued but not outstanding or authorized but unissued to permit the exercise in full of the Rights in accordance with the foregoing Subsection
                                                                     ----------
     11(a)(ii), the Trust shall take all such action as may be necessary to
     ---------
     authorize additional Common Shares for issuance upon exercise of the Rights. In the event the Trust shall, after good faith effort, be unable to take all such action as may be necessary to authorize such additional Common Shares, the Trust shall substitute, for each Common Share that would otherwise be issuable upon exercise of a Right, a number of Preferred Shares or fraction thereof such that the current per share market price of such Preferred Shares or fraction thereof is equal to the current per share market price of one Common Share as of the date of issuance of such Preferred Shares or fraction thereof.

          (b) In case the Trust shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Shares (or shares having substantially the same rights, privileges and preferences as the Preferred Shares ("Equivalent Preferred Shares")) or securities convertible into
              ---------------------------
     Preferred Shares or Equivalent Preferred Shares at a price per Preferred Share or Equivalent Preferred Share (or having a conversion price per share, if a security convertible into Preferred Shares or Equivalent Preferred Shares) less than the then current per share market price of the Preferred Shares on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares outstanding on such record date plus the number of Preferred Shares which the aggregate offering price of the total number of Preferred Shares and/or Equivalent Preferred Shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current per share market price and the denominator of which shall be the number of Preferred Shares outstanding on such record date plus the number of additional Preferred Shares and/or Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of beneficial interest of the Trust issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Trust Managers of the Trust, whose determination shall be described in a statement filed with the Rights Agent. Preferred Shares owned by or held for the account of the Trust shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

          (c) In case the Trust shall fix a record date for the making of a distribution to all holders of the Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Trust is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Shares) or subscription rights or warrants (excluding those referred to in Subsection 11(b) hereof), the Purchase
                                     ----------------
     Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Preferred Shares on such record date, less the fair market value (as determined in good faith by the Board of Trust Managers of the Trust, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one Preferred Share and the denominator of which shall be such current per share market price of the Preferred Shares; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of beneficial interest of the Trust to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

          (d)  (i)  For the purpose of any computation hereunder, the "current
                                                                       -------
     per share market price" of any security (a "Security" for the purpose of
     ----------------------                      --------
     this

     Subsection 11(d)(i)) on any date shall be deemed to be the average of the
     -------------------
     daily closing prices per share of such Security for the 30 consecutive Trading Days immediately prior to such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Security is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by The Nasdaq Stock Market, Inc. or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Trust Managers of the Trust. The term "Trading Day" shall mean a day on which
                                       -----------
     the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.

               (ii) For the purpose of any computation hereunder, the "current
                                                                       -------
     per share market price" of the Preferred Shares shall be determined in
     ----------------------
     accordance with the method set forth in Subsection 11(d)(i).  If the
                                             -------------------
     Preferred Shares are not publicly traded, the "current per share market
                                                    ------------------------
     price" of the Preferred Shares shall be conclusively deemed to be the
     -----
     current per share market price of the Common Shares as determined pursuant to Subsection 11(d)(i) (appropriately adjusted to reflect any stock split,
        -------------------
     stock dividend or similar transaction occurring after the date hereof), multiplied by one hundred. If neither the Common Shares nor the Preferred Shares are publicly held or so listed or traded, "current per share market
                                                       ------------------------
     price" shall mean the fair value per share as determined in good faith by
     -----
     the Board of Trust Managers of the Trust, whose determination shall be described in a statement filed with the Rights Agent.

          (e) No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Subsection 11(e) are not required to be made shall be carried forward
          ----------------
     and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest
                ----------
     one one-millionth of a Preferred Share or one ten-thousandth of any other share or security as the case may be. Notwithstanding the first sentence of this Subsection 11(e), any adjustment required by this Section 11 shall
             ----------------                                  ----------
     be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii) the date of the expiration of the right to exercise any Rights.

          (f) If as a result of an adjustment made pursuant to Subsection 11(a)
                                                               ----------------
     hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of beneficial interest of the Trust other than Preferred Shares, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Subsection
                                                                  ----------
     11(a) through (c), inclusive, and the provisions of Sections 7, 9, 10 and
     -----         ---                                   -----------------
     13 with respect to the Preferred Shares shall apply on like terms to any
     --
     such other shares.

          (g) All Rights originally issued by the Trust subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-hundredths of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

          (h) Unless the Trust shall have exercised its election as provided in

     Subsection 11(i), upon each adjustment of the Purchase Price as a result of
     ----------------
     the calculations made in Subsections 11(b) and (c), each Right outstanding
                              -----------------     ---
     immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a Preferred Share (calculated to the nearest one one-millionth of a Preferred Share) obtained by (i) multiplying (x) the number of one one-hundredths of a share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

          (i) The Trust may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of one one-hundredths of a Preferred Share purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Trust shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Distribution Date shall have occurred, shall be at least 10 days later than the date of the public announcement. If the Distribution Date shall have occurred, upon each adjustment of the number of Rights pursuant to this Subsection 11(i), the Trust shall, as promptly
                                ----------------
     as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to

     Section 14 hereof, the additional Rights to which such holders shall be
     ----------
     entitled as a result of such adjustment, or, at the option of the Trust, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Trust, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

          (j) Irrespective of any adjustment or change in the Purchase Price or the number of one one-hundredths of a Preferred Share issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one one-hundredths of a Preferred Share which were expressed in the initial Right Certificates issued hereunder.

          (k) Before taking any action that would cause an adjustment reducing the Purchase Price below one one-hundredth of the then par value, if any, of the Preferred Shares issuable upon exercise of the Rights, the Trust shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Trust may validly and legally issue fully paid and nonassessable Preferred Shares at such adjusted Purchase Price.

          (l) In any case in which this Section 11 shall require that an
                                        ----------
     adjustment in the Purchase Price be made effective as of a record date for a specified event, the Trust may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the Preferred Shares and other beneficial interest or securities of the Trust, if any, issuable upon such exercise over and above the Preferred Shares and other beneficial interest or securities of the Trust, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Trust shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

          (m) Anything in this Section 11 to the contrary notwithstanding, the
                               ----------
     Board of Trust Managers of the Trust shall be entitled to make, pursuant to Continuing Board Action, such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the
                                                     ----------
     extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Shares, issuance wholly for cash of any Preferred Shares at less than the current market price, issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, dividends on Preferred Shares payable in Preferred Shares or issuance of rights, options or warrants referred to hereinabove in

     Subsection 11(b), hereafter made by the Trust to holders of its Preferred
     ----------------
     Shares shall not be taxable to such stockholders.

          (n) In the event that at any time after the date of this Agreement and prior to the Distribution Date, the Trust shall (i) declare or pay any dividend on the Common Shares payable in Common Shares or (ii) effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares) into a greater or lesser number of Common Shares, then in any such case (A) the number of one one-hundredths of a Preferred Share purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of one one-hundredths of a Preferred Share so purchasable immediately prior to such event by a fraction, the numerator of which is the number of Common Shares outstanding immediately before such event and the denominator of which is the number of Common Shares outstanding immediately after such event, and (B) each Common Share outstanding immediately after such event shall have issued with respect to it that number of Rights which each Common Share outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Subsection 11(n) shall be made successively whenever
                          ----------------
     such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

     SECTION 12.    CERTIFICATE OF ADJUSTED PURCHASE PRICE OR NUMBER OF SHARES.
                    ----------------------------------------------------------
Whenever an adjustment is made as provided in Section 11 or 13 hereof, the Trust
                                              ----------    --
shall promptly (a) prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Shares or the Preferred Shares a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25 hereof.
                               ----------

     SECTION 13.    CONSOLIDATION, MERGER OR SALE OR TRANSFER OF ASSETS OR
                    ------------------------------------------------------
EARNING POWER.  In the event, directly or indirectly, at any time after a Person
-------------
has become an Acquiring Person, (a) the Trust shall consolidate with, or merge with and into, any other Person, (b) any Person shall consolidate with the Trust, or merge with and into the Trust and the Trust shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Shares shall be changed into or exchanged for stock or other securities of any other Person (or the Trust) or cash or any other property, or
(c) the Trust shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Trust and its Subsidiaries (taken as a whole) to any other Person other than the Trust or one or more of its wholly-owned Subsidiaries, then, and in each such case, proper provision shall be made so that (i) each holder of a Right (except as otherwise provided herein) shall thereafter have the right to receive, upon the exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares of such other Person (including the Trust as successor thereto or as the surviving corporation) as shall equal the result obtained by (A) multiplying the then current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable and dividing that product by (B) 50% of the then current per share market price of the Common Shares of such other Person (determined pursuant to Subsection 11(d) hereof) on the date of
                               ----------------
consummation of such consolidation, merger, sale or transfer; (ii) the issuer of such Common Shares shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Trust pursuant to this Agreement; (iii) the term "Trust" shall thereafter be deemed to refer to such issuer; and (iv) such issuer shall take such steps (including, but not limited to, the reservation of a sufficient number of its Common Shares in accordance with Section 9 hereof) in connection with such
                                 ---------
consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the Common Shares thereafter deliverable upon the exercise of the Rights. The Trust shall not consummate any such consolidation, merger, sale or transfer unless prior thereto the Trust and such issuer shall have executed and delivered to the Rights Agent a supplemental agreement so providing and further providing that, as soon as practicable after the date of any such consolidation, merger or sale of assets, the issuer will:

          (x) prepare and file a registration statement under the Act with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (1) become effective as soon as practicable after such filing and (2) remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date; and

          (y) deliver to holders of the Rights historical financial statements for the issuer and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act.

     The Trust shall not enter into any transaction of the kind referred to in this Section 13 if at the time of such transaction there are any rights,
     ----------
warrants, instruments or securities outstanding or any agreements or arrangements which, as a result of the consummation of such transaction, would eliminate or substantially diminish the benefits intended to be afforded by the Rights. The provisions of this Section 13 shall similarly apply to successive
                                ----------
mergers or consolidations or sales or other transfers.

     SECTION 14.    FRACTIONAL RIGHTS AND FRACTIONAL SHARES.
                    ---------------------------------------

          (a) The Trust shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Subsection
                                                                      ----------
     14(a), the current market value of a whole Right shall be the closing price
     -----
     of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by The Nasdaq Stock Market, Inc. or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Trust Managers of the Trust. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Trust Managers of the Trust shall be used.

          (b) The Trust shall not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share) upon exercise of the Rights or to distribute certificates which evidence fractional Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share). Fractions of Preferred Shares in integral multiples of one one-hundredth of a Preferred Share may, at the election of the Trust, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Trust and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-hundredth of a Preferred Share, the Trust shall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Preferred Share. For the purposes of this Subsection 14(b), the current market value of a Preferred Share shall
          ----------------
     be the closing price of a Preferred Share (as determined pursuant to the second sentence of Subsection 11(d)(i) hereof) for the Trading Day
                        -------------------
     immediately prior to the date of such exercise.

          (c) The holder of a Right by the acceptance of the Right expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right (except as provided above).

     SECTION 15.    RIGHTS OF ACTION.  All rights of action in respect of this
                    ----------------
Agreement, except the rights of action given to the Rights Agent under Section
                                                                       -------
18 hereof, are vested in the respective registered holders of the Right
--
Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Shares), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Trust to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

     SECTION 16.    AGREEMENT OF RIGHT HOLDERS.  Every holder of a Right, by
                    --------------------------
accepting the same, consents and agrees with the Trust and the Rights Agent and with every other holder of a Right that:

          (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares;

          (b) after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer; and

          (c) the Trust and the Rights Agent may deem and treat the person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Shares certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Shares certificate made by anyone other than the Trust or the Rights Agent) for all purposes whatsoever, and neither the Trust nor the Rights Agent shall be affected by any notice to the contrary; and

          (d) notwithstanding anything in this Agreement to the contrary, neither the Trust nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of the Trust's or Rights Agent's inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Trust must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

     SECTION 17.    RIGHT CERTIFICATE HOLDER NOT DEEMED A SHAREHOLDER.  No
                    -------------------------------------------------
holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Shares or any other securities of the Trust which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a shareholder of the Trust or any right to vote for the election of trust managers or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 25 hereof), or to receive dividends
                                    ----------
or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

     SECTION 18.    CONCERNING THE RIGHTS AGENT.  The Trust agrees to pay to the
                    ---------------------------
Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Trust also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises.

     The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Agreement in reliance upon any Right Certificate or certificate for the Preferred Shares or Common Shares or for other securities of the Trust, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper person or persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.
                                                     ----------

     SECTION 19.    MERGER OR CONSOLIDATION OR CHANGE OF NAME OF RIGHTS AGENT.
                    ---------------------------------------------------------
Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the stock transfer or corporate trust powers of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at
                                               ----------
the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

     In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right

Certificates shall have the full force provided in the Right Certificates and in this Agreement.

     SECTION 20.    DUTIES OF RIGHTS AGENT.  The Rights Agent undertakes the
                    ----------------------
duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Trust and the holders of Right Certificates, by their acceptance thereof, shall be bound:

          (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Trust), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

          (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Trust prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, the President, any Vice President, the Treasurer or the Secretary of the Trust and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

          (c) The Rights Agent shall be liable hereunder to the Trust and any other Person only for its own gross negligence, bad faith or willful misconduct.

          (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Trust only.

          (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Trust of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Subsection 11(a)(ii) hereof) or any adjustment in the terms of the
        --------------------
     Rights (including the manner, method or amount thereof) provided for in
     Section 3, 11, 13, 23 or 24, or the ascertaining of the existence of facts
     ---------------------    --
     that would require
     any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice that such change or adjustment is required); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Shares to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preferred Shares will, when issued, be validly authorized and issued, fully paid and nonassessable.

          (f) The Trust agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

          (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, the President, any Vice President, the Secretary or the Treasurer of the Trust, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions.

          (h) The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Trust or become pecuniarily interested in any transaction in which the Trust may be interested, or contract with or lend money to the Trust or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Trust or for any other legal entity.

          (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Trust resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

     SECTION 21.    CHANGE OF RIGHTS AGENT.  The Rights Agent or any successor
                    ----------------------
Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Trust and to each transfer agent of the Common Shares or Preferred Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. The Board of Trust Managers of the Trust may remove the Rights Agent or any successor Rights Agent, pursuant to Continuing Board Action, upon 30 days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares or Preferred Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Trust shall appoint a successor to the Rights Agent. If the Trust shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Trust), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Trust or by such a court, shall be a corporation organized and doing business under the laws of the United States or of the states of New York or Texas or The Commonwealth of Massachusetts (or of any other state of the United States so long as such corporation is authorized to do business as a Banking Institution in the states of New York or Texas or The Commonwealth of Massachusetts), in good standing, having an office in the States of New York or Texas or The Commonwealth of Massachusetts, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Trust shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares or Preferred Shares, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect
                                        ----------
therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

     SECTION 22.    ISSUANCE OF NEW RIGHT CERTIFICATES.  Notwithstanding any of
                    ----------------------------------
the provisions of this Agreement or of the Rights to the contrary, the Trust may, pursuant to Continuing Board Action, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board of Trust Managers to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement.

     SECTION 23.  REDEMPTION.
                  ----------

          (a) The Board of Trust Managers of the Trust may, pursuant to Continuing Board Action, at its option, at any time prior to such time as any Person becomes an Acquiring Person redeem all but not less than all the then outstanding Rights at a redemption price of $.01 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"). The redemption
                                           ----------------
     of the Rights by the Board of Trust Managers may be made effective at such time, on such basis and with such conditions as the Board of Trust Managers in its sole discretion may establish, pursuant to Continuing Board Action.

          (b) Immediately upon the action of the Board of Trust Managers of the Trust ordering the redemption of the Rights pursuant to Subsection 23(a),
                                                             ----------------
     and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Trust shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after such action of the Board of Trust Managers ordering the redemption of the Rights, the Trust shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Trust nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or
                                                                  ----------
     in Section 24 hereof, and other than in connection with the purchase of
        ----------
     Common Shares prior to the Distribution Date.

     SECTION 24.    EXCHANGE.
                    --------

          (a) The Board of Trust Managers of the Trust may, pursuant to Continuing Board Action, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Subsection 11(a)(ii) hereof) for Common
                                         --------------------
     Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the
                         --------------
     Board of Trust Managers shall not be empowered to effect such exchange at any time after any Person (other than the Trust, any Subsidiary of the Trust, any employee benefit plan of the Trust or any such Subsidiary, or any entity holding Common Shares for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding.

          (b) Immediately upon the action of the Board of Trust Managers of the Trust ordering the exchange of any Rights pursuant to Subsection 24(a) and
                                                           ----------------
     without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Trust shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Trust promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Subsection 11(a)(ii) hereof)
                                                    --------------------
     held by each holder of Rights.

          (c) In the event that there shall not be sufficient Common Shares issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the
                                                                ----------
     Trust shall take all such action as may be necessary to authorize additional Common Shares for issuance upon exchange of the Rights. In the event the Trust shall, after good faith effort, be unable to take all such action as may be necessary to authorize such additional Common Shares, the Trust shall substitute, for each Common Share that would otherwise be issuable upon exchange of a Right, a number of Preferred Shares or fraction thereof such that the current per share market price of such Preferred Shares or fraction thereof is equal to the current per share market price of one Common Share as of the date of issuance of such Preferred Shares or fraction thereof.

          (d) The Trust shall not be required to issue fractions of Common Shares or to distribute certificates which evidence fractional Common Shares. In lieu of such fractional Common Shares, the Trust shall pay to the registered holders of the Right Certificates with regard to which such fractional Common Shares would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Common Share. For the purposes of this Subsection
                                      ----------

     24(d), the current market value of a whole Common Share shall be the
     -----
     closing price of a Common Share (as determined pursuant to the second sentence of Subsection 11(d)(i) hereof) for the Trading Day immediately
                 -------------------
     prior to the date of exchange pursuant to this Section 24.
                                                    ----------

     SECTION 25.    NOTICE OF CERTAIN EVENTS.
                    ------------------------

          (a) If at any time subsequent to the Shares Acquisition Date, the Trust shall propose (i) to pay any dividend payable in shares of any class to the holders of its Preferred Shares or to make any other distribution to the holders of its Preferred Shares (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of beneficial interest of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), (iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Trust and its Subsidiaries (taken as a whole) to, any other Person, (v) to effect the liquidation, dissolution or winding up of the Trust, or (vi) to declare or pay any dividend on the Common Shares payable in Common Shares or to effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares), then, in each such case, the Trust shall give to each holder of a Right Certificate, in accordance with Section 26 hereof, a
                                                       ----------
     notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Common Shares and/or Preferred Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of the Preferred Shares for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares and/or Preferred Shares, whichever shall be the earlier.

          (b) In case the event set forth in Subsection 11(a)(ii) hereof shall
                                             --------------------
     occur, then the Trust shall as soon as practicable thereafter give to each holder of a Right Certificate, in accordance with Section 26 hereof, a
                                                       ----------
     notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Subsection 11(a)(ii) hereof.
     --------------------

     SECTION 26.    NOTICES.  Notices or demands authorized by this Agreement to
                    -------
be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Trust shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                        Columbus Realty Trust
                        15851 Dallas Parkway, Suite 855
                        Dallas, Texas  75248
                        Attention:  Corporate Secretary

Subject to the provisions of Section 21 hereof, any notice or demand authorized
                             ----------
by this Agreement to be given or made by the Trust or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Trust) as follows:

                        BankBoston, N.A.
                        c/o Boston EquiServe, L.P.
                        150 Royall Street
                        Mail Stop 45-02-62
                        Canton, Massachusetts  02021
                        Attention:  Rights Administrator

Notices or demands authorized by this Agreement to be given or made by the Trust or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Trust or the Rights Agent, as applicable.

     SECTION 27.    SUPPLEMENTS AND AMENDMENTS.  The Board of Trust Managers of
                    --------------------------
the Trust may, pursuant to Continuing Board Action, from time to time supplement or amend this Agreement without the approval of any holders of Right Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions with respect to the Rights which the Board of Trust Managers of the Trust may deem necessary or desirable, any such supplement or amendment to be evidenced by a writing signed by the Trust and the Rights Agent; provided, however, that from and after such time as any Person becomes an Acquiring Person, this Agreement shall not be amended in any manner which would adversely affect the interests of the holders of Rights (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person); and provided, further, this Agreement may not be supplemented or amended to lengthen (i) a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable or (ii) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of Rights. Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made that changes the Redemption Price, the Final Expiration Date, the Purchase Price or the number of one-hundredths of Preferred Shares for which a Right is exercisable.

     SECTION 28.    SUCCESSORS.  All the covenants and provisions of this
                    ----------
Agreement by or for the benefit of the Trust or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

     SECTION 29.    BENEFITS OF THIS AGREEMENT.  Nothing in this Agreement shall
                    --------------------------
be construed to give to any person or corporation other than the Trust, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Trust, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares).

     SECTION 30.    SEVERABILITY.  If any term, provision, covenant or
                    ------------
restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Trust Managers of the Trust determines, pursuant to Continuing Board Action, in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not
                        ----------
expire until the close of business on the tenth day following the date of such determination by the Board of Trust Managers.

     SECTION 31.    GOVERNING LAW.  This Agreement and each Right Certificate
                    -------------
issued hereunder shall be deemed to be a contract made under the laws of the State of Texas and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

     SECTION 32.    COUNTERPARTS.  This Agreement may be executed in any number
                    ------------
of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     SECTION 33.    DESCRIPTIVE HEADINGS.  Descriptive headings of the several
                    --------------------
Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     SECTION 34.    DETERMINATIONS AND ACTIONS BY THE BOARD OF TRUST MANAGERS,
                    ----------------------------------------------------------
ETC.  The Board of Trust Managers of the Trust shall have the exclusive power
----
and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Trust Managers of the Trust or to the Trust, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend this Agreement). All such actions, calculations, interpretations and determinations (including, for the purposes of clause (B) below, all omissions with respect to the foregoing) which are done or made by the Board of Trust Managers of the Trust in good faith and in accordance with the provisions of this Agreement, shall (A) be final, conclusive and binding on the Trust, the Rights Agent, the holders of the rights and all other parties, and (B) not subject the Board to any liability to the holder of the Rights.

     SECTION 35.    CONTINUING BOARD ACTION.  Whenever any provision of this
                    -----------------------
Agreement contemplates action by the Board of Trust Managers of the Trust pursuant to Continuing Board Action, such procedure will be deemed to be mandatory and no other type of approval or authorization procedure by the Board of Trust Managers will be deemed to be adequate to accomplish the contemplated action.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested, all as of the day and year first above written.


                              COLUMBUS REALTY TRUST
ATTEST:


By:  /s/ RICHARD R. RUEPKE      By:     /s/ ROBERT L. SHAW
   ------------------------        --------------------------------
  Name:  Richard R. Ruepke           Name:  Robert L. Shaw
       --------------------               -------------------------
  Title: Secretary                   Title: Chief Executive Officer
        -------------------                ------------------------


ATTEST:                       BANKBOSTON, N.A.



By:  /s/ LINDA ADAMS            By:     /s/ CAROL MULVEY-EORI
   ------------------------        --------------------------------
  Name:  Linda Adams                 Name:  Carol Mulvey-Eori
       --------------------               -------------------------
  Title: Account Manager             Title: Administration Manager
        -------------------                ------------------------

                                                                       Exhibit A
                                                                       ---------


                                     FORM
                                      of
                           STATEMENT OF DESIGNATION
                                      of
                 SERIES A JUNIOR PARTICIPATING PREFERRED SHARE
                                      of

                             Columbus Realty Trust

                       (Pursuant to Section 3.30 of the
                    Texas Real Estate Investment Trust Act)

                         ____________________________


     Columbus Realty Trust, a real estate investment trust organized and existing under the Texas Real Estate Investment Trust Act (the "Trust"), hereby
                                                                -----
certifies that the following resolution was adopted by the Board of Trust Managers of the Trust as required by Section 3.30 of the Texas Real Estate Investment Trust Act (the "Texas REIT Act") at a meeting duly called and held on
                           --------------
May 23, 1997:

     RESOLVED, that pursuant to the authority granted to and vested in the Board of Trust Managers of this Trust (the "Board of Trust Managers" or the "Board")
                                      -----------------------          -----
in accordance with the provisions of the Amended and Restated Declaration of Trust of the Trust, the Board of Trust Managers hereby creates a series of Preferred Share, par value $.01 per share (the "Preferred Share"), of the Trust
                                                ---------------
and hereby states the designation and number of shares, and fixes the relative rights, preferences, and limitations thereof as follows:

     Series A Junior Participating Preferred Share:

     Section 1.  Designation and Amount.  The shares of such series shall be
                 ----------------------
designated as "Series A Junior Participating Preferred Share" (the "Series A
                                                                    --------
Preferred Share") and the number of shares constituting the Series A Preferred
---------------
Share shall be 500,000. Such number of shares may be increased or decreased by resolution of the Board of Trust Managers; provided, that no decrease shall reduce the number of shares of Series A Preferred Share to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Trust convertible into Series A Preferred Share.

     Section 2.  Dividends and Distributions.
                 ---------------------------

          (a) Subject to the rights of the holders of any shares of any series of Preferred Share (or any similar stock) ranking prior and superior to the Series A Preferred Share with respect to dividends, the holders of shares of Series A Preferred Share, in preference to the holders of common shares, par value $.01 per share (the "Common Shares"), of the Trust, and of any
                                    -------------
     other junior stock, shall be entitled to receive, when, as and if declared by the Board of Trust Managers out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first
                  -------------------------------
     Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Share, in an amount per share (rounded to the nearest cent) equal to the greater of (i) $1.00 or (ii) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Shares or a subdivision of the outstanding shares of Common Share (by reclassification or otherwise), declared on the Common Shares since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Share. In the event the Trust shall at any time declare or pay any dividend on the Common Shares payable in shares of Common Shares, or effect a subdivision or combination or consolidation of the outstanding shares of Common Shares (by reclassification or otherwise than by payment of a dividend in shares of Common Shares) into a greater or lesser number of shares of Common Shares, then in each such case the amount to which holders of shares of Series A Preferred Share were entitled immediately prior to such event under clause
     (ii) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Shares outstanding immediately after such event and the denominator of which is the number of shares of Common Shares that were outstanding immediately prior to such event.

          (b) The Trust shall declare a dividend or distribution on the Series A Preferred Share as provided in paragraph (a) of this Section 2 immediately
                                                          ---------
     after it declares a dividend or distribution on the Common Shares (other than a dividend payable in shares of Common Shares); provided that, in the event no dividend or distribution shall have been declared on the Common Shares during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Preferred Share shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

          (c) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Share from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Share entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Share in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Trust Managers may fix a record date for the determination of holders of shares of Series A Preferred Share entitled to receive the payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

     Section 3.  Voting Rights.  The holders of shares of Series A Preferred
                 -------------
Share shall have the following voting rights:

          (a) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Share shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the shareholders of the Trust. In the event the Trust shall at any time declare or pay any dividend on the Common Shares payable in shares of Common Shares, or effect a subdivision or combination or consolidation of the outstanding shares of Common Shares (by reclassification or otherwise than by payment of a dividend in shares of Common Shares) into a greater or lesser number of shares of Common Shares, then in each such case the number of votes per share to which holders of shares of Series A Preferred Share were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Shares outstanding immediately after such event and the denominator of which is the number of shares of Common Shares that were outstanding immediately prior to such event.

          (b) Except as otherwise provided herein, in any other Statement of Designation creating a series of Preferred Share or any similar stock, or by law, the holders of shares of Series A Preferred Share and the holders of shares of Common Shares and any other capital stock of the Trust having general voting rights shall vote together as one class on all matters submitted to a vote of shareholders of the Trust.

          (c) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Share shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Shares as set forth herein) for taking any corporate action.

     Section 4.  Certain Restrictions.
                 --------------------

          (a) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Share as provided in Section 2 are in
                                                            ---------
     arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Share outstanding shall have been paid in full, the Trust shall not:

                (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Share;

                (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Share, except dividends paid ratably on the Series A Preferred Share and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Share, provided that the Trust may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Trust ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Share; or

                (iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Share, or any shares of stock ranking on a parity with the Series A Preferred Share, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Trust Managers) to all holders of such shares upon such terms as the Board of Trust Managers, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

          (b) The Trust shall not permit any subsidiary of the Trust to purchase or otherwise acquire for consideration any shares of stock of the Trust unless the Trust could, under paragraph (a) of this Section 4, purchase or
                                                         ---------
     otherwise acquire such shares at such time and in such manner.

     Section 5.  Reacquired Shares.  Any shares of Series A Preferred Share
                 -----------------
purchased or otherwise acquired by the Trust in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Share and may be reissued as part of a new series of Preferred Share subject to the conditions and restrictions on issuance set forth herein, in the Amended and Restated Declaration of Trusts, or in any other Statement of Designation creating a series of Preferred Share or any similar stock or as otherwise required by law.

     Section 6.  Liquidation, Dissolution or Winding Up.  Upon any liquidation,
                 --------------------------------------
dissolution or winding up of the Trust, no distribution shall be made (a) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Share unless, prior thereto, the holders of shares of Series A Preferred Share shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Share shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Shares, or (b) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Share, except distributions made ratably on the Series A Preferred Share and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Trust shall at any time declare or pay any dividend on the Common Shares payable in shares of Common Shares, or effect a subdivision or combination or consolidation of the outstanding shares of Common Shares (by reclassification or otherwise than by payment of a dividend in shares of Common Shares) into a greater or lesser number of shares of Common Shares, then in each such case the aggregate amount to which holders of shares of Series A Preferred Share were entitled immediately prior to such event under the proviso in clause
(a) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Shares outstanding immediately after such event and the denominator of which is the number of shares of Common Shares that were outstanding immediately prior to such event.

     Section 7.  Consolidation, Merger, etc.  In case the Trust shall enter into
                 --------------------------
any consolidation, merger, combination or other transaction in which the shares of Common Shares are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Share shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Shares is changed or exchanged. In the event the Trust shall at any time declare or pay any dividend on the Common Shares payable in shares of Common Shares, or effect a subdivision or combination or consolidation of the outstanding shares of Common Shares (by reclassification or otherwise than by payment of a dividend in shares of Common Shares) into a greater or lesser number of shares of Common Shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Share shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Shares outstanding immediately after such event and the denominator of which is the number of shares of Common Shares that were outstanding immediately prior to such event.

     Section 8.  No Redemption.  The shares of Series A Preferred Share shall
                 -------------
not be redeemable.

     Section 9.  Rank.  The Series A Preferred Share shall rank, with respect to
                 ----
the payment of dividends and the distribution of assets, junior to all series of any other class of the Trust's Preferred Share.

     Section 10.  Amendment.  The Amended and Restated Declaration of Trust of
                  ---------
the Trust shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Share so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Share, voting together as a single class.


                  [Balance of Page Intentionally Left Blank]

   This Statement of Designation is executed to be effected as of May __, 1997.



                                        By:
                                           ------------------------------------
                                             Richard L. Bloch, Trust Manager


                                        By:
                                           ------------------------------------
                                             Robert L. Shaw, Trust Manager


                                        By:
                                           ------------------------------------
                                             Will Cureton, Trust Manager


                                        By:
                                           ------------------------------------
                                             Roger T. Staubach, Trust Manager


                                        By:
                                           ------------------------------------
                                             James C. Leslie, Trust Manager


                                        By:
                                           ------------------------------------
                                             Hugh G. Robinson, Trust Manager


                                        By:
                                           ------------------------------------
                                             Gregg L. Engles, Trust Manager


                                        By:
                                           ------------------------------------
                                             Amy DiGeso, Trust Manager

STATE OF ___________ (S)
                     (S)
COUNTY OF _________  (S)

     Acknowledged before me this _____ day of __________ 1997, by Richard L. Bloch, Trust Manager of Columbus Realty Trust, a Texas real estate investment trust, on behalf of said real estate investment trust.


                                ------------------------------------
                                    Notary Public in and for
                                    the State of Texas
My commission expires:

                                ------------------------------------
------------------------            Printed Name of Notary Public



STATE OF ___________ (S)
                     (S)
COUNTY OF _________  (S)

     Acknowledged before me this _____ day of __________ 1997, by Robert L. Shaw, Trust Manager of Columbus Realty Trust, a Texas real estate investment trust, on behalf of said real estate investment trust.


                                ------------------------------------
                                    Notary Public in and for
                                    the State of Texas
My commission expires:

                                ------------------------------------
------------------------            Printed Name of Notary Public


STATE OF ___________ (S)
                     (S)
COUNTY OF _________  (S)


     Acknowledged before me this _____ day of __________ 1997, by Will Cureton, Trust Manager of Columbus Realty Trust, a Texas real estate investment trust, on behalf of said real estate investment trust.


                                ------------------------------------
                                    Notary Public in and for
                                    the State of Texas
My commission expires:

                                ------------------------------------
------------------------            Printed Name of Notary Public

STATE OF ___________ (S)
                     (S)
COUNTY OF _________  (S)

     Acknowledged before me this _____ day of __________ 1997, by Roger T. Staubach, Trust Manager of Columbus Realty Trust, a Texas real estate investment trust, on behalf of said real estate investment trust.


                                ------------------------------------
                                    Notary Public in and for
                                    the State of Texas
My commission expires:

                                ------------------------------------
------------------------            Printed Name of Notary Public


STATE OF ___________ (S)
                     (S)
COUNTY OF _________  (S)

     Acknowledged before me this _____ day of __________ 1997, by James C. Leslie, Trust Manager of Columbus Realty Trust, a Texas real estate investment trust, on behalf of said real estate investment trust.


                                ------------------------------------
                                    Notary Public in and for
                                    the State of Texas
My commission expires:

                                ------------------------------------
------------------------            Printed Name of Notary Public


STATE OF ___________ (S)
                     (S)
COUNTY OF _________  (S)

     Acknowledged before me this _____ day of __________ 1997, by Hugh G. Robinson, Trust Manager of Columbus Realty Trust, a Texas real estate investment trust, on behalf of said real estate investment trust.


                                ------------------------------------
                                    Notary Public in and for
                                    the State of Texas
My commission expires:

                                ------------------------------------
------------------------            Printed Name of Notary Public

STATE OF ___________ (S)
                     (S)
COUNTY OF _________  (S)

     Acknowledged before me this _____ day of __________ 1997, by Gregg L. Engles, Trust Manager of Columbus Realty Trust, a Texas real estate investment trust, on behalf of said real estate investment trust.


                                ------------------------------------
                                    Notary Public in and for
                                    the State of Texas
My commission expires:

                                ------------------------------------
------------------------            Printed Name of Notary Public


STATE OF ___________ (S)
                     (S)
COUNTY OF _________  (S)

     Acknowledged before me this _____ day of __________ 1997, by Amy DiGeso, Trust Manager of Columbus Realty Trust, a Texas real estate investment trust, on behalf of said real estate investment trust.


                                ------------------------------------
                                    Notary Public in and for
                                    the State of Texas
My commission expires:

                                ------------------------------------
------------------------            Printed Name of Notary Public

                                                                       Exhibit B
                                                                       ---------

                           Form of Right Certificate
Certificate No. R-                                       _____ Rights
CUSIP __________


     NOT EXERCISABLE AFTER JUNE 9, 2007, OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $.01 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT PURSUANT TO WHICH THIS RIGHT CERTIFICATE HAS BEEN ISSUED.


                               Right Certificate

                             COLUMBUS REALTY TRUST


     This certifies that _____________________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of May 23, 1997 (the "Rights Agreement"), between
                                                     ----------------
Columbus Realty Trust, a Texas real estate investment trust (the "Trust"), and
                                                                  -----
BankBoston N.A. (the "Rights Agent"), to purchase from the Trust at any time
                      ------------
after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., New York, New York time, on June 9, 2007, at the principal office of the Rights Agent, or at the office of its successor as rights agent, one one-hundredth of a fully paid non-assessable share of Series A Junior Participating Preferred Share, par value $.01 per share (the "Preferred
                                                                     ---------
Shares"), of the Trust, at a purchase price of $70.00 per one one-hundredth of a
------
Preferred Share (the "Purchase Price"), upon presentation and surrender of this
                      --------------
Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-hundredths of a Preferred Share which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of __________________, based on the Preferred Shares as constituted at such date. As provided in the Rights Agreement, the Purchase Price and the number of one one-hundredths of a Preferred Share which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

     This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Trust and the holders of the Right

Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Trust and the above-mentioned offices of the Rights Agent.

     This Right Certificate, with or without other Right Certificates, upon surrender at the principal office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

     Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Trust at a redemption price of $.01 per Right or (ii) may be exchanged in whole or in part for Preferred Shares or shares of the Trust's common shares, par value $.01 per share.

     No fractional Preferred Shares or shares of the Trust's common share will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions of Preferred Shares which are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of the Trust, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

     No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Trust which may at any time be issuable on the exercise or exchange hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Trust or any right to vote for the election of Trust Managers or upon any matter submitted to shareholders at any meeting thereof or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

     This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

     WITNESS the facsimile signature of the proper officers of the Trust and its corporate seal. Dated as of _______________, 1997.


ATTEST:                                   COLUMBUS REALTY TRUST



                                          By:
---------------------------                  -------------------------------


Countersigned:


BankBoston, N.A.


By:
   ------------------------
     Authorized Signature

                   Form of Reverse Side of Right Certificate

                              FORM OF ASSIGNMENT
                              ------------------

               (To he executed by the registered holder if such
              holder desires to transfer the Right Certificate.)

     FOR VALUE RECEIVED _____________________________________________________
hereby sells, assigns and transfers unto ____________________________________
_____________________________________________________________________________
   (Please print name, address and taxpayer identification number or social security number (as applicable) of transferee)

_____________________________________________________________________________
this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint __________________________ Attorney, to transfer the within Right Certificate on the books of the within-named Trust, with full power of substitution.


Dated:
      _________________




Signature

Signature Guaranteed:

Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

--------------------------------------------------------------------------------

The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).




Signature


--------------------------------------------------------------------------------

                         FORM OF ELECTION TO PURCHASE
                         ----------------------------

                 (To be executed if holder desires to exercise
                 Rights represented by the Right Certificate.)


To:  ______________________________

     The undersigned hereby irrevocably elects to exercise _________________ Rights represented by this Right Certificate to purchase the securities issuable upon the exercise of such Rights and requests that certificates for such securities be issued in the name of:

Please insert social security or other identifying number


________________________________________________________________________________
                        (Please print name and address)

________________________________________________________________________________


If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number


________________________________________________________________________________
                        (Please print name and address)

________________________________________________________________________________


The undersigned elects to purchase (check one) _____ Preferred Shares or _____ Common Shares.

Dated: __________________, _______


                              ------------------------------------------------
                              Signature

Signature Guaranteed:

     Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

--------------------------------------------------------------------------------

     The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).


                              -------------------------------------------------
                              Signature


--------------------------------------------------------------------------------


                                    NOTICE
                                    ------

     The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

     In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Trust and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and such Assignment or Election to Purchase will not be honored.

                                                                       Exhibit C
                                                                       ---------



                         SUMMARY OF RIGHTS TO PURCHASE
                               PREFERRED SHARES


     On May 23, 1997, the Board of Trust Managers of Columbus Realty Trust, a Texas real estate investment trust (the "Company"), declared a dividend of one
                                         -------
preferred share purchase right (a "Right") for each outstanding share of common
                                   -----
share, par value $.01 per share (the "Common Shares"), of the Company.  The
                                      -------------
dividend is payable on June 12, 1997 (or such earlier date as may be determined by the Board of Trust Managers) to all holders of record of Common Shares as of the close of business on June 9, 1997 (or such earlier date as may be determined by the Board of Trust Managers) (the "Record Date"). Each Right entitles the
                                      -----------
registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Share, par value $.01 per share (the "Preferred Shares"), of the Company at a price of $70.00 per one one-hundredth of a Preferred Share (the "Purchase Price, subject to adjustment. The
-----------------          --------------
description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and BankBoston N.A., as Rights Agent
-----------------
(the "Rights Agent").
      ------------

     Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring
                                                                ---------
Person") has acquired beneficial ownership of 15% or more of the outstanding Common Shares or (ii) 10 business days (or such later date as may be determined by action of the Board of Trust Managers prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the outstanding Common Shares (the earlier of such dates being called the "Distribution Date"), the Rights
                                             -----------------
will be evidenced by the certificates representing Common Shares with a copy of this Summary of Rights attached thereto.

     The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right
             -----

Certificates") will be mailed to holders of record of the Common Shares as of
------------
the close of business on the Distribution Date and thereafter, such separate Right Certificates alone will evidence the Rights.

     The Rights are not exercisable until the Distribution Date. The Rights will expire on June 9, 2007 (the "Final Expiration Date"), unless the Final
                                  ---------------------
Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case, as described below.

     At any time following the Distribution Date, Rights (other than Rights owned by an Acquiring Person and the Acquiring Person's affiliates and associates, which will have become void) may be exercised (subject to their earlier termination, expiration or exchange) to acquire, in lieu of Preferred Shares, at the then current Purchase Price of the Right, that number of Common Shares (or if there are insufficient Common Shares, Preferred Shares or fractions thereof) which at such time will have a market value of two times the Purchase Price of the Right.

     The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then-current market price of the Preferred Shares or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).

     The number of outstanding Rights and the number of one one-hundredths of a Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

     Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to a minimum preferential quarterly dividend payment of $1.00 per share but will be entitled to an aggregate dividend of 100 times the dividend declared per Common Share. In the event of liquidation, the holders of the Preferred Shares will be entitled to a minimum preferential liquidation payment of $100 per share but will be entitled to an aggregate payment of 100 times the payment made per Common Share. Each Preferred Share will have 100 votes, voting together with the Common Shares. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 100 times the amount received per Common Share. These rights are protected by customary antidilution provisions.

     Because of the nature of the Preferred Shares' dividend, liquidation and voting rights, the value of the one one-hundredth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.

     In the event that the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold after a person or group has become an Acquiring Person, proper provision will be made so that each holder of a Right (other than an Acquiring Person and the affiliates and associates of such Acquiring Person, whose Rights will have become void) will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the Purchase Price of the Right. In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person or the affiliates and associates of such Acquiring Persons (which will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the Purchase Price of the Right.

     At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding Common Shares, the Board of Trust Managers of the Company may exchange the Rights (other than Rights owned by such person or group and their respective affiliates and associates which will have become void), in whole or in part, at an exchange ratio of one Common Share, or one one-hundredth of a Preferred Share (or of a share of a class or series of the Company's preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

     With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

     At any time prior to or within 10 business days following the acquisition by a person or group of affiliated or associated persons of beneficial ownership of 15% or more of the outstanding Common Shares, the Board of Trust Managers of the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"). The redemption of the Rights may be made
                ----------------
effective at such time on such basis with such conditions as the Board of Trust Managers in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

     Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

     Pursuant to the Rights Agreement, certain actions (e.g. redeeming outstanding Rights, amending the Rights Agreement, etc.) may only be made with the approval of the Board of Trust Managers of the Company, including a majority of at least three (3) Continuing Trust Managers (as hereinafter defined). As used herein, a Continuing Trust Manager will mean any person (other than an Acquiring Person (as defined in the Rights Agreement) or an affiliate or associate of an Acquiring Person or a representative of an Acquiring Person or of any such affiliate or associate) who was a Trust Manager prior to the date of the Rights Agreement and any person (other than an Acquiring Person or an affiliate or associate of an Acquiring Person or a representative of an Acquiring Person or of any such affiliate or associate) nominated for selection or elected to the Board of Trust Managers pursuant to the approval of a majority of the Continuing Trust Managers.

     A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.